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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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           Date of Report (Date of earliest event reported): JUNE 10, 1998
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                                  PROTEON, INC.
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             (Exact name of registrant as specified in its charter)

MASSACHUSETTS                       000-19175                    04-2531856
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

NINE TECHNOLOGY DRIVE, WESTBOROUGH, MASSACHUSETTS   01581
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(Address of principal executive offices)        Zip Code)


Registrant's telephone number, including area code: (508) 898-2800
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ITEM 5.   OTHER EVENTS.

     On June 10, 1998, the Registrant publicly disseminated a press release announcing that on June 10, 1998, the Registrant's shareholders approved an amendment to the Registrant's Restated Articles of Organization to change the name of the Registrant from Proteon, Inc. to OpenROUTE Networks, Inc. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

99.1     The Registrant's Press Release dated June 10, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROTEON, INC.
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                                        (Registrant)

Date: June 10, 1998
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                                        Daniel J. Capone, Jr.,
                                        President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number                         Description
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99.1                           The Registrant's Press Release
                               dated June 10, 1998


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